DISCLAIMER FORWARD-LOOKING STATEMENTS AND INFORMATION This presentation contains "forward-looking statements" within the meaning of applicable United States securities legislation (collectively referred to as "forward-looking information" ("FLI")), and readers should read the cautionary notes related to FLI included later in this presentation. The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Silver & Gold Inc. (the “Company” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, Contango is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. Contango prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). Contango prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report"). Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had Contango prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that Contango reports are or will be economically or legally mineable. For more detail regarding the FS, please see Contango's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. For additional details on the Johnson Tract Project, see NI 43-101 Technical Report titled “Updated Mineral Resource Estimate and NI 43-101 Technical Report for the Johnson Tract Project, Alaska”, dated August 25, 2022 (effective date of July 12, 2022) authored by Ray C. Brown, James N. Gray, P.Geo. and Lyn Jones, P.Eng, see: https://cdn.prod.website-files.com/5fc5d36fd44fd675102e4420/66b39f847ac30bd736ac91ad_hg-technical-report-25aug-2022_compressed.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. For more detail regarding the Johnson Tract IA, please see Contango's press release dated May 6, 2025: https://www.contangoore.com/press-release/contango-announces-s-k-1300-technical-report-summary-with-robust-economics-and-one-year-payback-for-its-johnson-tract-project The information contained in, or otherwise accessible through, the links are not part of and are not incorporated by reference into this investor presentation. The technical information in this presentation related to the Kitsault Valley Project (owned by Dolly Varden Silver Corporation (“Dolly Varden”), a wholly-owned subsidiary of Contango) has been reviewed and approved by Robert van Egmond, P.Geo. VP Exploration - Canada, who is considered, by virtue of his education, experience and professional association, a qualified person under NI 43-101. Mr. van Egmond is not considered independent for purposes of NI 43-101 as he is an employee of Dolly Varden. This presentation also contains references to estimates of mineral resources (as such term is defined in NI 43-101). The estimation of mineral resources is inherently uncertain and involves subjective judgments about many relevant factors. Mineral resources that are not mineral reserves do not have demonstrated economic viability. The accuracy of any such estimates is a function of the quantity and quality of available data, and of the assumptions made and judgments used in engineering and geological interpretation (including estimated future production from Dolly Varden’s projects, if any, the anticipated amounts and grades that will be mined and the estimated level of recovery that will be realized), which may prove to be unreliable and depend, to a certain extent, upon the analysis of drilling results and statistical inferences that ultimately may prove to be inaccurate. Some of the mineral resources at the Kitsault Valley Project are categorized as indicated and some as inferred mineral resources. Mineral resources that are not mineral reserves do not have demonstrated economic viability. Mineral resource estimates do not account for mineability, selectivity, mining loss and dilution. These mineral resource estimates include inferred mineral resources that are normally considered too speculative geologically to have economic considerations applied to them that would enable them to be categorized as mineral reserves. There is also no certainty that these inferred mineral resources will be converted to measured and indicated categories through further drilling, or into mineral reserves, once economic considerations are applied. Certain information in this presentation is based upon, and certain information is extracted directly from, an NI 43-101 compliant technical report prepared by Dolly Varden for the Kitsault Valley Project (the “Technical Report”), a copy of which is available under its SEDAR+ profile at www.sedarplus.ca. The Technical Report includes relevant information regarding the effective date and the assumptions, parameters and methods of the mineral resource estimates cited in this presentation, as well as information regarding data verification, exploration procedures and other matters relevant to the scientific and technical disclosure contained in this presentation in respect of the Kitsault Valley Project. You are encouraged to read the Technical Report in full and any information summarized or extracted therefrom in this presentation should not be read or relied upon out of context. All such technical information in this presentation is subject to the assumptions and qualifications contained in the Technical Report. The Technical Report was not prepared in accordance with S-K 1300. A qualified person has not done sufficient work to classify the mineral resource estimates derived from the Technical Report and included in this presentation as current estimates of S-K 1300 mineral resources. The securities of Contango have not been approved or disapproved by the United States Securities and Exchange Commission, or any other securities commission or regulatory authority in the United States or any other jurisdiction, nor have any of the foregoing authorities passed upon or endorsed the merits this presentation or confirmed the accuracy or adequacy of the information contained in this presentation. Any representation to the contrary is a criminal offense. This presentation does not constitute an offer to sell or the solicitation of an offer to buy the securities of Contango. This presentation does not contain all of the information that would normally appear in a prospectus under applicable United States securities laws. Prospective investors should carefully read Contango's disclosure documents filed on Edgar, especially the risk factors contained in such filings, before making an investment decision with respect to investing in the securities of Contango.

TOTAL RESOURCES ~2 Moz Au Gold ~65 Moz Ag Silver $600M MARKET CAP $100M CASH ON HAND $100M+ 2025 FREE CASH FLOW NYSE / TSX DUAL LISTED Fairbanks AK HEADQUARTERS NORTH AMERICAN SILVER & GOLD PRODUCER

Gold Contango Resources & Grade Asset Diversification, Increased Scale and Significant Exposure to Gold and Silver in Neighbouring Tier I Jurisdictions M&I Inferred COMPLEMENTARY HIGH-GRADE ASSET PORTFOLIO M&I Inferred Silver Contango 1.9 Moz 65.3 Moz Effective date of December 31, 2024 – refer to Corporate Reserve/Resource table in Appendix Shown on a 30% Contango ownership basis Effective date of May 26, 2023 - refer to Corporate Reserve/Resource table in Appendix Effective date of May 12, 2025 – refer to Corporate Reserve/Resource table in Appendix Effective date of September 28, 2022 - refer to Corporate Reserve/Resource table in Appendix Manh Choh1,2 Lucky Shot3 Johnson Tract4 Homestake5 Dolly Varden5 Reserve (koz AuEq) 194 - - - - M&I (koz AuEq) 22 106 1,053 194 507 Inferred (koz AuEq) - 25 108 1,091 176

CONTANGO’S FIVE YEAR DEVELOPMENT PIPELINE  +3X GROWTH PROFILE 2024 2 – 3 Yrs 42,000 GEO First gold pour from Manh Choh: +42,000 GEO produced in 2024 100,000 GEO Manh Choh 60,000oz annual production Definition resource drilling at Lucky Shot Road and portal development at Johnson Tract Lucky Shot online: target ~40,000 to 50,000 GEO annually UG development, resource definition, FS at Johnson Tract Lucky Shot + Johnson Tract + Kitsault 2 – 3 Yrs 2025 See news release dated November 29, 2024 “Contango Reaffirms and Updates 2025 Manh Choh Guidance” See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” Fully Funded to Execute Fastest Gold Producing Growth Profile in the Industry 200,000 GEO + 5M oz Ag ~60,000 GEO1 KITSAULT VALLEY ~40,000 m drill program 247,000 acres (100,000 ha) of prospective land New MRE expected in Q2 2026 Road Upgrades to Torbrit Mine New exploration targets for 2026 MANH CHOH LUCKY SHOT JOHNSON TRACT Fully permitted and producing gold Permits received in less than 2 years Built on time and on budget First gold pour on July 8, 2024 2025 ~60,000 oz annual production1 LOM ~60,000 oz annual production LOM $1,700 AISC Fully permitted for mining 110,000 oz at 14.5 g/t GEO 2 years to develop 400,000-500,000 GEO resource Target 40,000-50,000 GEO production Identify potential processing facilities Established 1.1M oz resource at 9.4 g/t GEO Federal permitting under FAST 41 Initial Assessment released May 20252 Post Tax NPV5 = $615.4M and +60% IRR at $4,000 gold Building road to portal site in 2026 Target for FS with mine construction decision by 2028/2029 GEO = Gold Equivalent Ounces

2026 2027 2028 2029+ CASH FLOW FUNDED GROWTH ENGINE Catalyst Rich Portfolio of Advanced Exploration-Stage Assets Supported by Cash Flows from Manh Choh Production Go-Forward Development Timeline 40,000m drill program + baseline env. Advance PEA / IA + initiate permitting Target PEA / IA Study Camp upgrades + initial construction Surface infrastructure permit (FAST 41) JT LS MC KV UG tunnel construction + infill drilling Complete road from Camp to Barge Target Feasibility Study / FID Mine decision; final permits issued Target Production Continued gold production ~2,500m drill program Targeting 60koz p.a. average GEO production Continued exploration initiatives Infill drilling + technical studies UG in-fill drilling program, consisting of 18,000m of total drilling Target Feasibility Study / FID Q2-2026: Updated Resource UG tunnel construction+ infill drilling Construct site infrastructure + infill drilling Target Production Utilizing Manh Choh Cash Flow to Drive Near-Term Execution

STRONG CAPITAL MARKETS PROFILE Approximate amounts reported as of April 9, 2026, 2026; Cash estimated as of March 26, 2026 On a fully diluted; Outstanding shares includes exchangeable shares and 850,000 non-voting pre-funded warrants CTGO convertible debt (convertible into 655,738 shares at US$30.50) Capital IQ, SEDI and Bloomberg publicly disclosed data Ownership2,3 Shareholder Summary5 Analyst Coverage Current ETF Inclusion GDXJ  Dual Listing Bolstered Liquidity and Exposure to U.S. and Canadian Capital Markets SILJ  SIL  Russell 2000  CAPITAL STRUCTURE TRADING - NYSE AMERICAN: CTGO1 90-Day Avg. Daily Volume ~395,000 shares per day 52-week range US$9.22 - $34.38 Market Cap $658M *Russell 2000 Inclusion - June 26, 2023; GDXJ Inclusion – Sept 19, 2025 CAPITAL STRUCTURE3 Issued & Outstanding 32.9 M Warrants   0.7 M Options 0.4 M Fully Diluted 34.0 M FINANCIAL POSITION Cash2 $100 M Convertible Debenture4 $20.0 M Debt (ING & Macquarie)1 $13.6 M Alyeska Investment ~45% ~45% ~10% Institutional / HNW Retail Management / Insiders

LEADERSHIP TEAM Rick Van Nieuwenhuyse CEO & Director 40+ years of experience in the mining industry. He previously served as President and CEO of Trilogy Metals and founded NOVAGOLD where he served as President and CEO. Shawn Khunkhun President & Director 20+ years of experience in capital markets and mineral exploration, development and production. Founder and Director of Gold X2 and Gladiator Metals. Partner at the Fiore Group. Clynt Nauman Chairman of Board & Director 45+ years of experience in mining industry. Served as Chairman and CEO of Alexco Resource, President and Director of Viceroy Gold, Director of NOVAGOLD and Director of Spectrum Gold. Board of Directors Michael Clark CFO 20+ years of experience in corporate finance and financial reporting. He is currently a Director of Avino and has served as CFO of Alexco Resources, Goldgroup Mining and Grosso Group. Darren Devine Director Principal of CDM Capital Partners, a corporate advisory firm and acts as a director to junior companies in the natural resource sector. Completed transactions including Centric Energy’s sale of Eastern African assets to Africa Oil. Tim Clark Director 23+ years of experience in capital markets, corporate strategy and financial analysis for corporations within the commodities and mining sectors. Currently serves as the CEO and Director of Fury Gold Mines. Brad Juneau Director Co-founder of Contango and previously served as President, CEO and Director from August 2012 to January 2020. He has served as Chairman of the Board for Contango since April 2013. Mike Cinnamond Director 25+ years of experience in the mining sector, bringing significant industry and financial knowledge. He has served as the Senior Vice President and CFO of B2Gold since April 2014. 40+ years of experience in the mining industry. He previously served as President and CEO of Trilogy Metals and founded NOVAGOLD where he served as President and CEO. Shawn Khunkhun President & Director 20+ years of experience in capital markets and mineral exploration, development and production. Founder and Director of Gold X2 and Gladiator Metals. Partner at the Fiore Group. Proven Leadership Team with a Demonstrated Track Record of Value Creation in the North American Mining Sector Rick Van Nieuwenhuyse CEO & Director

PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) FORT KNOX MILL (Kinross) 1. Reserve and Resource Table can be found in the Appendix 2. GEO = Gold Equivalent Ounces 3. See news release dated March 16, 2026 “Contango Announces 2025 Year End Financials and Provides 2026 and 2027 Production Guidance” 4. LOM = Life of Mine, MRE = Mineral Resource Estimate; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” MANH CHOH MINE (30%)1 Production started Q3 2024 1Moz resource with exploration upside Avg LOM ~60,000 GEO 2,3 Plan to be hedge and debt free by end of 2026 Est. 2026 annual production of ~40,000 - 45,000 GEO2,3 ~ $550M LOM3,4 free cash flow (at $4,000/oz) LUCKY SHOT MINE (100%) 1 Current resource: 110,000 GEO at 14.5 g/t Fully permitted for mining & on road/rail system Currently drilling to develop 400,000-500,000 GEO Target 40,000 – 50,000 GEO annual production by 2028 Identify potential processing facilities JOHNSON TRACT PROJECT (100%) 1 Current Resource: 1.1 Moz @ 9.4 g/t GEO Gold-Silver-Copper-Zinc-Lead Federal permitting currently in FAST 41; targeting production in 5 yrs Targeting 100,000 GEO annual production Initial Assessment released May 20255 Post Tax NPV5 = $615.4M and +60% IRR at $4,000 gold 1 year payback KITSAULT VALLEY PROJECT (100%) 1 Current M&I Resource: ~700 koz GEO; Inferred Resource: 1.3Moz GEO Gold-Silver dominant district ~40,000 m 2026 drilling program New MRE expected in Q2 20264 Environmental baseline, Metallurgical, Permitting planned for 2026

WHAT IS THE DIRECT SHIPPING ORE (DSO) APPROACH? Drill & Muck at Mine Site Load & Weigh at Mine Site Transport via Rail/Road/Barge Ore mined underground Loaded into covered/sealed containers at the mine site Small environmental footprint Containers loaded and weighed at mine site Ore containers loaded onto trucks Covered/sealed containers prevent “fugitive dust” DSO approach eliminates the need for onsite processing and tailings storage. This drastically reduces the onsite environmental footprint, reduces permitting risk and lowers upfront capital cost. NO TAILINGS FACILITY NO MILL Ore containers are transferred to Rail/Barge Transported to off-site milling facility

DSO CRITERIA High-grade resources Gold, Silver, Copper focus Near Infrastructure Road Rail Water Simple permitting from a mining perspective Private and State lands Minimal water and wetlands impact Simple mining/processing 2020/2021 2022 2023 2024 JV with Kinross, Community Outreach, PFS/FS, permit applications submitted Construction decision & road construction, mill modifications, campus renovation; 404 Wetlands Permit received Operating permits received; construction completed with groundbreaking ceremony in August; ore transport started in November Ore stockpiled at Manh Choh and Fort Knox; first gold pour in July 2024! FEDERAL PERMITS  1 YR CONSTRUCTION AND RAMP UP  2 YRS Manh Choh deposit before mining MANH CHOH MINE CTGO SUCCESS OF DSO APPROACH

YEAR END 2025 RESULTS & LOM GUIDANCE 60,200 oz of gold equivalent produced 57,315 oz of silver produced $102 million cash distribution to Contango AISC = $1,616 per oz sold Manh Choh to Fort Knox  240 mi Kinross is operator (70% owner) On schedule and on budget State and Federal permits received within 18 months Construction and Ramp Up completed in 2 years First gold pour in July 2024 Contract mining & trucking MANH CHOH MINE – DEMONSTRATED DSO SUCCESS

PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) FORT KNOX MILL (Kinross) ANCHORAGE 1. Reserve and Resource Table can be found in the Appendix 2. GEO = Gold Equivalent Ounces 3. See news release dated March 16, 2026 “Contango Announces 2025 Year End Financials and Provides 2026 and 2027 Production Guidance” 4. LOM = Life of Mine, MRE = Mineral Resource Estimate; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” MANH CHOH MINE (30%)1 Production started Q3 2024 1Moz resource with exploration upside Avg LOM ~60,000 GEO 2,3 Plan to be hedge and debt free by end of 2026 Est. 2026 annual production of ~40,000 - 45,000 GEO2,3 ~ $550M LOM3,4 free cash flow (at $4,000/oz) LUCKY SHOT MINE (100%) 1 Current resource: 110,000 GEO at 14.5 g/t Fully permitted for mining & on road/rail system Currently drilling to develop 400,000-500,000 GEO Target 40,000 – 50,000 GEO annual production by 2028 Identify potential processing facilities JOHNSON TRACT PROJECT (100%) 1 Current Resource: 1.1 Moz @ 9.4 g/t GEO Gold-Silver-Copper-Zinc-Lead Federal permitting currently in FAST 41; targeting production in 5 yrs Targeting 100,000 GEO annual production Initial Assessment released May 20255 Post Tax NPV5 = $615.4M and +60% IRR at $4,000 gold 1 year payback KITSAULT VALLEY PROJECT (100%) 1 Current M&I Resource: ~700 koz GEO; Inferred Resource: 1.3Moz GEO Gold-Silver dominant district ~40,000 m 2026 drilling program New MRE expected in Q2 20264 Environmental baseline, Metallurgical, Permitting planned for 2026

Historically producing district: 250,000 ozs averaging 40 g/t Au Mesothermal quartz vein with free gold +1 mi (1.6 km) strike length Contango controls entire district Underground is fully refurbished with new development constructed in 2023 Identify potential processing facilities LUCKY SHOT Coleman Adit Lucky Shot “500” Adit War Baby Adit Looking NNE Enserch Tunnel Classification Tonnes  Au Grade Au Ounces (g/t)  Measured - - - Indicated 190,092 15.6 95,036 TOTAL 190,092 15.6 95,036 Inferred 74,265 9.9 23,642 Classification Tonnes  Au Grade Au Ounces (g/t) Measured - - - Indicated 36,871 8.9 10,584 TOTAL 36,871 8.9 10,584 Inferred 7,793 5.9 1,468 Coleman and Lucky Shot Resources Tables1 Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA https://www.contangoore.com/investors/overview Lucky Shot Segment of Lucky Shot Vein Coleman Segment of Lucky Shot Vein Combined Segments of Lucky Shot Vein Resources Classification Tonnes  Au Grade Au Ounces (g/t) Measured - - - Indicated 226,963 14.5 105,620 TOTAL 226,963 14.5 105,620 Inferred 82,058 9.5 25,110 Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade (“COG”). LUCKY SHOT – OUR NEXT DSO PROJECT FOCUSED ON RESOURCE EXPANSION DURING 2026; DEVELOPMENT IN 2027 Lucky Shot Fault Caps Fault FEASIBILITY UNDERWAY

LUCKY SHOT FEASIBILITY UNDERWAY Planned 18,000m in-fill and expansion drill program for resource definition OBJECTIVES: Define high-grade “ore shoots” Delineate 400,000 to 500,000 GEO measured and indicated resource Collect data for detailed feasibility-level mine and transportation plan $50 million 2026-27 to production Targeting 40,000 to 50,000 GEO annual production in 2028 POTENTIAL OF 400,000 to 500,000 GEO 2080 West Drift LUCKY SHOT – OUR NEXT DSO PROJECT

High Grade KM Vein 5.92m @ 60.24 g/t Au 0.31m @ 99.75 g/t Au 1.5m @ 59 g/t Au Close-in opportunity to define ~50,000 Oz Au in a 100m x 100m area directly below the West Drift extension. VG and Ga KW Vn projection 100m W. Drift Extension (Proposed) W. Drift Enserch Drift 2070E (Planned) 2300E (Planned) 2280W (Planned) LSU26050 0.31m @ 99.75 g/t Au W. Drift Channel Sampling ~59 g/t Au LSU26031 5.92m @ 60.24 g/t Au LSU26036 1.9m @ 8.29 g/t Au Plan View Current and Planned Lucky Shot Underground Development Lucky Shot Fault ? new discovery – Keith Miles vein (km)

PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) FORT KNOX MILL (Kinross) ANCHORAGE 1. Reserve and Resource Table can be found in the Appendix 2. GEO = Gold Equivalent Ounces 3. See news release dated March 16, 2026 “Contango Announces 2025 Year End Financials and Provides 2026 and 2027 Production Guidance” 4. LOM = Life of Mine, MRE = Mineral Resource Estimate; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” MANH CHOH MINE (30%)1 Production started Q3 2024 1Moz resource with exploration upside Avg LOM ~60,000 GEO 2,3 Plan to be hedge and debt free by end of 2026 Est. 2026 annual production of ~40,000 - 45,000 GEO2,3 ~ $550M LOM3,4 free cash flow (at $4,000/oz) LUCKY SHOT MINE (100%) 1 Current resource: 110,000 GEO at 14.5 g/t Fully permitted for mining & on road/rail system Currently drilling to develop 400,000-500,000 GEO Target 40,000 – 50,000 GEO annual production by 2028 Identify potential processing facilities JOHNSON TRACT PROJECT (100%) 1 Current Resource: 1.1 Moz @ 9.4 g/t GEO Gold-Silver-Copper-Zinc-Lead Federal permitting currently in FAST 41; targeting production in 5 yrs Targeting 100,000 GEO annual production Initial Assessment released May 20255 Post Tax NPV5 = $615.4M and +60% IRR at $4,000 gold 1 year payback KITSAULT VALLEY PROJECT (100%) 1 Current M&I Resource: ~700 koz GEO; Inferred Resource: 1.3Moz GEO Gold-Silver dominant district ~40,000 m 2026 drilling program New MRE expected in Q2 20264 Environmental baseline, Metallurgical, Permitting planned for 2026

JOHNSON TRACT PRIVATE SURFACE RIGHTS (CIRI OWNERSHIP) WIDE FLAT VALLEY WITH MINIMAL WETLANDS JOHNSON TRACT Valley is well suited for infrastructure 50-man camp 290 DDH: +83,000m drilled 404 Wetlands permit issued for Road to Portal site in August 2024 Federal permitting under FAST 41 PERMITTING/DEVELOPMENT Build road from camp to Portal Site Mobilize equipment and build laydown Start preparation for camp winterization Environmental studies, geotechnical drilling for barge landing, and community outreach Continue Federal permitting 2026 PROGRAM

JOHNSON TRACT ATTRACTIVE ATTRIBUTES FOR UNDERGROUND MINING ROBUST GRADES AND 40m TRUE WIDTHS JOHNSON TRACT DEPOSIT PROPOSED JT TUNNEL

JOHNSON TRACT INITIAL ASSESSMENT ROBUST ECONOMICS WITH 1 YEAR PAYBACK JOHNSON TRACT INITIAL ASSESSMENT1 Pre-Tax net present value discounted at 5% (NPV5) of USD $359.0 million Pre-Tax Internal Rate of Return (IRR) of 37.4% Post-Tax NPV5 of USD $615.4 million with a post-tax IRR of +60% at $4,000 7-year LOM LOM annual average production of 102,258 GEO at 7.58g/t GEO Initial Capital costs of $213.6 million, including $36 million in contingency Sustaining Capital costs of USD $61.3 million, including $12.3 million in contingency AISC estimated at $860 per GEO sold Payback period ~1 years 1 See Contango’s SK1300 Johnson Tract Technical Report Press Release dated May 6, 2025; Initial capex reflects the Initial Assessment study reported in “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” Press Release and Initial Assessment dated May 6, 2025 and to be filed on or before May 12, 2025; “GEO” refers to Gold Equivalent Ounces. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation. Sensitivity $2,000 Au $2,200 Au $3,000 Au $4,000 Au Post-Tax NPV5 (USD M) $181.0 $224.0 $398.2 $615.4 POST TAX NPV5 GOLD PRICE SENSITIVITY

PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) FORT KNOX MILL (Kinross) ANCHORAGE 1. Reserve and Resource Table can be found in the Appendix 2. GEO = Gold Equivalent Ounces 3. See news release dated March 16, 2026 “Contango Announces 2025 Year End Financials and Provides 2026 and 2027 Production Guidance” 4. LOM = Life of Mine, MRE = Mineral Resource Estimate; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” MANH CHOH MINE (30%)1 Production started Q3 2024 1Moz resource with exploration upside Avg LOM ~60,000 GEO 2,3 Plan to be hedge and debt free by end of 2026 Est. 2026 annual production of ~40,000 - 45,000 GEO2,3 ~ $550M LOM3,4 free cash flow (at $4,000/oz) LUCKY SHOT MINE (100%) 1 Current resource: 110,000 GEO at 14.5 g/t Fully permitted for mining & on road/rail system Currently drilling to develop 400,000-500,000 GEO Target 40,000 – 50,000 GEO annual production by 2028 Identify potential processing facilities JOHNSON TRACT PROJECT (100%) 1 Current Resource: 1.1 Moz @ 9.4 g/t GEO Gold-Silver-Copper-Zinc-Lead Federal permitting currently in FAST 41; targeting production in 5 yrs Targeting 100,000 GEO annual production Initial Assessment released May 20255 Post Tax NPV5 = $615.4M and +60% IRR at $4,000 gold 1 year payback KITSAULT VALLEY PROJECT (100%) 1 Current M&I Resource: ~700 koz GEO; Inferred Resource: 1.3Moz GEO Gold-Silver dominant district ~40,000 m 2026 drilling program New MRE expected in Q2 20264 Environmental baseline, Metallurgical, Permitting planned for 2026

CORNERSTONE IN THE GOLDEN TRIANGLE, BC KITSAULT VALLEY PREMIERE MINING DISTRICT Richest 20km on the planet for gold and silver, from Seabridge's KSM to Newmont's Brucejack 150M ounces of Gold 1.2B ounces of Silver Discovered in just the past 3 decades *All dollar values expressed in USD THE OPPORTUNITY Supportive First Nations partnerships providing certainty Established infrastructure enabling cost-effective development Significant glacial retreat has opened up new areas for exploration Rising metal prices fuelling renewed exploration and investment We believe the Golden Triangle is still in its infancy

KITSAULT VALLEY PROJECT HIGHLIGHTS 163 Km2 Land Position ~65 M oz silver and ~1 Moz gold resources defined Avg ~ 300 g/t Ag New Mineral Resource Estimate due in Q2 2026 FIVE MAIN DEPOSITS: Homestake Ridge Homestake Silver Wolf Dolly Varden Mine Torbrit 2026 PROGRAM New Mineral Resource Estimate due in Q2 2026 ~40,000 meters drilling planned for 2026 Environmental Baseline Studies Community Engagement First Nations Engagement  Working towards formal IBA PEA in 2027

The Contango Value Proposition: High Margin, High Torque, Proven Results Creating a North American Mid-Tier Precious Metals Company 25 Tier 1 Low-Risk Jurisdictions Tier 1 Alaska & British Columbia operations minimize geopolitical risk while ensuring streamlined permitting (FAST-41) Self-Funded Growth Model Targeting $100M+ in annual cash flow from Manh Choh to fund exploration with no dilution to shareholders High Quality Assets High grade silver-gold assets with industry-leading margins; Replicating the Manh Choh DSO success at Lucky Shot, Johnson Tract, and Kitsault to maximize capital efficiency 2025 Catalyst-Driven Re-Rating Broadened Liquidity: NYSE American/TSX and Index Inclusion Mandating Institutional Ownership and Re-Rating District-Scale Discovery Proven District-Scale Value: Advancing High-Grade Discovery Across a +1 Million Acre Footprint

26 info@contangoore.com +1-907-888-4273 www.contango.com Twitter: @orecontango LinkedIn: Contango ORE Instagram: ContangoORE Facebook: Contango ORE CORPORATE INQUIRIES NYSE-A / TSX: CTGO

NON-GAAP RECONCILIATION DISCLAIMER This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources, free cash flow and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA. 27

BUILDING OUR ESG FRAMEWORK DEVELOPING OUR STRATEGY AROUND OUR BUSINESS MODEL AND CORE VALUES BUILT ON OUR FUNDAMENTAL DSO CRITERIA High-grade resources Gold, Silver, Copper focus Near Infrastructure Road Rail Water Simple permitting from a mining perspective Minimal water and wetlands impact Simple mining/processing Private and State lands Defining the pillars Social - safety of our people and our communities, valued partnerships with Alaskan Natives Environment – responsible practices, minimize our footprint Governance - business conduct, social responsibility and reporting Growth – resulting in a strong, reputable company Working through materiality assessment Evaluating sustainability risk and opportunities ESG data quality and completeness forms reliable basis for the future Consolidating our understanding of risks, opportunities and policies for all our sites

CONTANGO’S RESERVES AND RESOURCES CONTINUED ON NEXT PAGE Notes: Manh Choh Reserves 1 - Published from Contango 10K. Reserves Current as of 31DEC25 2 -The definitions for mineral reserves in S-K 1300 were followed for mineral reserves. 3 - Mineral reserves were estimated at long term prices of $2,000/oz Au and $23.50/oz Ag. 4 - Mineral reserves are reported at an economic cut-off that varies by process cost and metallurgical recovery, approximately equivalent to 2.50 g/t Au. 5 - Mineral reserve estimates incorporate dilution built in during the re-blocking process and assume 100% mining recovery 6 - Mineral reserves are reported in dry metric tonnes. 7 -Numbers may not total due to rounding. 8- Mineral reserves are reconciled and incorporate depletion from 2024 and 2025 production 9. Mineral Reserves reported on 30% Contango Ore ownership basis. Notes: Manh Choh Resources 1 - Published from Contango 10K. Reserves Current as of 31DEC25 2 -Mineral Resources are reported on a 30% Contango Ore ownership. 3 -The definitions for mineral resources in S-K 1300 were followed for mineral resources. 4 -Mineral resources are reported exclusive of mineral reserves. 5 -Mineral resources are estimated using long term prices of US$2,000/oz Au price and US$23.53/oz Ag price. 6 -Mineral resources are reported using un-diluted Au and Ag grades. 7 -Mineral resources are reported within constraining pit shells. 8 -Mineral resources that are not mineral reserves do not have demonstrated economic viability. 9 -Mineral resources are reported in dry metric tonnes. 10 -Numbers may not total due to rounding. 11- Mineral resources are reconciled and incorporate depletion from 2024 and 2025 production.

CONTANGO’S RESERVES AND RESOURCES Notes: Lucky Shot Resources 1. Mineral Resources were estimated as of 26 MAY 23 under definitions for Mineral Resources in S-K1300. See TRS Lucky shot Project Alaska, USA. 2. Mineral resources are estimated using long term prices of US$1,600/oz Au price. 3. Mineral resources are reported using un-diluted Au grades. 4. Mineral resources are reported as contained within 3.0 g/t Au underground shapes applying a 3.0m min. width at a 4.3 g/t COG. 5. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There are no mineral reserves for the Lucky Shot Project. 6. Mineral resources are reported in dry metric tonnes. 7. Numbers may not add due to rounding. 8. Mineral resources are reported on a 100% ownership basis Notes: Johnson Tract Resources 1. Mineral Resources were estimates as of 25 AUG 22 under definitions for Mineral Resources in NI 43-101. See Updated Mineral Resource estimate and 43-101 Report for Johnson Tract project, Alaska. 2. Assumed metal prices are US$1650/oz for gold (Au), US$20/oz for silver (Ag), US$3.50/lb. copper (Cu), US$1/lb. lead (Pb), and US$1.50/lb. for zinc (Zn) 3. Gold Equivalent (“AuEq”) is based on assumed metal prices and payable metal recoveries of 97% for Au, 85% for Ag, 85% Cu, 72% Pb and 92% Zn from metallurgical test work completed in 2022. 4. AuEq equals = Au g/t + Ag g/t × 0.01 + Cu% × 1.27 + Pb% × 0.31 + Zn% × 0.59 5. An average bulk density value of 2.84 used as determined by conventional analytical methods for assay samples 6. Capping applied to assays to restrict the impact of high-grade outliers 7. Preliminary underground constrains were applied, including the elimination of isolated or scattered blocks above cut-off grade to define the “reasonable prospects of eventual economic extraction” for the Mineral Resource Estimate 8. Mineral resources as reported are undiluted 9. Mineral resource tonnages have been rounded to reflect the precision of the estimate 10. Readers are cautioned that mineral resources that are not mineral reserves do not have demonstrated economic viability Notes: Kitsalt Valley Resources (Homestake and Dolly Varden) 1 -Mineral resources are not mineral reserves, as they do not have demonstrated economic viability although, as per Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”) requirements, the mineral resources reported above have been determined to have demonstrated reasonable prospects for eventual economic extraction. 2 -The mineral resources were estimated in accordance with the CIM Standards on Mineral Resources and Reserves, Definitions (2014) and Best Practices Guidelines (2019) prepared by the CIM Standing Committee on Reserve Definitions and adopted by the CIM Council. 3 - The resources reported above are derived from the Technical Report on The Combined Kitsault Valley Project, British Columbia, Canada dated effective September 28, 2022 (“Kitsault Valley Project Technical Report”) 4 -The cut-off grade for the Homestake claim block mineral resources is 2.0 g/t AuEq, which was determined using average block grade values within the estimation domains and a Au price of $1,300 per troy ounce (“per tr oz”), a Ag price of US$20.00/tr oz and a Cu price of US$2.50/pound, and mill recoveries of 92% for Au, 88% from Ag and 87.5% for Cu and combined mining, milling, and general and administrative costs of approximately US$109/ton. 5 - The cut-off grade for the Dolly Varden claim block mineral resource is 150 g/t Ag, which was determined using a Ag price of US$20.00/tr oz, a recovery of 90% and combined mining, milling, and general and administrative costs of US$80/ton and was supported by comparison to similar projects. 6 - Differences may occur in totals due to rounding

CONTANGO’S EARLY-STAGE EXPLORATION PORTFOLIO ALL ALONG THE ALASKAN ROAD SYSTEM EAGLE, NW OF MANH CHOH ALASKA HONA, NW OF MANH CHOH ALASKA TRIPLE Z, E OF MANH CHOH ALASKA SHAMROCK, ALASKA (RICHARDSON DISTRICT) AMANITA, ALASKA (FAIRBANKS DISTRICT) GOLDEN ZONE, CENTRAL ALASKA 64,900 acres of State of Alaska Mining claims Overlying favorable stratigraphy on trend with Manh Choh Stream sediment and pan concentrate sampling identified strongly anomalous gold, copper, arsenic Located immediately adjacent to Eagle block IRG target Historic drilling by Kennecott in 1990’s Mag-VTEM survey completed in 2019 2019 drill program intersected wide-spaced gold mineralization worthy of follow-up drilling 95 State mining claims, encompassing 14,810 Acres State land transfer from Federal government completed Jan 2024 Soil Geochem, and Geophysics (ground IP) anomalies suggest large scale Copper-gold-silver-Molybdenum drill ready targets 368 State mining claims encompassing 52,920 Acres. Along Alaska Highway and Trans Alaska Pipeline. Abundant historic gold placer mines on and adjacent to property. Limited historic core drilling and well-defined soil geochem anomalies suggest several types of gold deposits may be present on the property One State upland Mining lease and 54 state mining claims encompassing 3,408 acres Historic Drilling confirm mineralized structures on strike with Kinross Fort Knox Mine approximately 5 Km NE 68 State Mining Claims and 1 State Upland Mining Lease encompassing 10, 710 Acres Mid-way between Fairbanks and Anchorage AK ~ 15 km west of the Parks highway Most developed target is a Breccia Pipe in core of Cretaceous stock and covers an area of 150m x 80m near surface. 2016 NI-43-101 reports Indicated Resource of 267,400 Oz Au and 1,397,800 oz AG (4.187 Mt @ 1.99 g.t Au and 10.38 g.t Ag). Deposit remains open and not tested ad depth and along strike.